                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                               Peter M. Carlson
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Chairman of the Board, President and Chief Executive Officer and a Director of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S--L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)

       File No. 333-178515 Class O
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2017.

/s/ Peter M. Carlson
----------------------------------------
Peter M. Carlson

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                             Kimberly A. Berwanger
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director and Vice President of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S--L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O

       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2017.

/s/ Kimberly A. Berwanger
----------------------------------------
Kimberly A. Berwanger

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                               Norse N. Blazzard
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S--L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O

       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2017.

/s/ Norse N. Blazzard
----------------------------------------
Norse N. Blazzard

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                              David W. Chamberlin
                  Director and Vice President and Controller

KNOW ALL MEN BY THESE PRESENTS, that I, David W. Chamberlin, a Director and Vice President and Controller of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S--L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O

       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 2017.

/s/ David W. Chamberlin
----------------------------------------
David W. Chamberlin

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                                Lynn A. Dumais
                  Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, Vice President and Chief Financial Officer of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S--L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O

       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2017.

/s/ Lynn A. Dumais
----------------------------------------
Lynn A. Dumais

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                              Richard A. Hemmings
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S--L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O

       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2017.

/s/ Richard A. Hemmings
----------------------------------------
Richard A. Hemmings

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                              Richard C. Pearson
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S--L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O

       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2017.

/s/ Richard C. Pearson
----------------------------------------
Richard C. Pearson

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                                 Mayer Naiman
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Mayer Naiman, a Director of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O

       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of November, 2017.

/s/ Mayer Naiman
----------------------------------------
Mayer Naiman

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                                Conor E. Murphy
      Director, Vice President and Head of Client Solutions and Strategy

KNOW ALL MEN BY THESE PRESENTS, that I, Conor E. Murphy, a Director, Vice President and Head of Client Solutions and Strategy of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Brighthouse Variable Annuity Account B (formerly First MetLife Investors Variable Annuity Account One) (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
       October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
       November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
       October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)

       File No. 333-178515 Class O
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
       2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)
       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity

       New annuities such as:
       Brighthouse Shield Level Select/SM/ Access Annuity
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of November, 2017.

/s/ Conor E. Murphy
----------------------------------------
Conor E. Murphy